UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2007

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (IRS Employer Identification No.)
6640 Carothers Parkway, Suite 500, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Psychiatric Solutions, Inc. (the “Company”) is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report. This information, which has not been previously publicly reported, is disclosed in a preliminary offering memorandum that is being furnished to prospective investors in connection with the Company’s private offering of an additional $200 million aggregate principal amount of the Company’s 7 3/4% Senior Subordinated Notes due 2015. Certain of this information also is being disclosed to prospective lenders in connection with the Company’s proposed amendment to its senior secured credit facilities.
     This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By furnishing this information on this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 8.01. Other Events.
     On May 21, 2007, the Company issued a press release announcing a proposed offering to eligible purchasers of an additional $200 million aggregate principal amount of its 7 3/4% Senior Subordinated Notes due 2015. The notes are to be issued under an indenture, dated as of July 6, 2005, pursuant to which $220 million of notes of the same series were previously issued. The press release is attached herewith as Exhibit 99.4 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	The section of the preliminary offering memorandum entitled “Summary — Summary Unaudited Pro Forma Condensed Combined Financial and Operating Data.”

99.2	The section of the preliminary offering memorandum entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

99.3	The section of the preliminary offering memorandum entitled “Consolidated Financial Statements of Alternative Behavioral Services, Inc. and Subsidiaries.”

99.4	Press Release of Psychiatric Solutions, Inc., dated as of May 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
Date: May 21, 2007	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	The section of the preliminary offering memorandum entitled “Summary — Summary Unaudited Pro Forma Condensed Combined Financial and Operating Data.”

99.2	The section of the preliminary offering memorandum entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

99.3	The section of the preliminary offering memorandum entitled “Consolidated Financial Statements of Alternative Behavioral Services, Inc. and Subsidiaries.”

99.4	Press Release of Psychiatric Solutions, Inc., dated as of May 21, 2007.